SHARE-BASED COMPENSATION - Summary of Assumptions Used to Value the Share Options Granted to Employees (Details) - USD ($)	Apr. 15, 2025	Jan. 02, 2025
SHARE-BASED COMPENSATION
Risk-free interest rate	4.53%	4.53%
Volatility	50.00%	50.00%
Expected exercise multiple	2.8	2.8
Dividend yield	0.00%	0.00%
Expected life	10 years	10 years
Exercise price	$ 0.2951	$ 0.2951
Fair value of ordinary shares	$ 1.92	$ 2.06